
DULUTH
TRADING
CO

Investor Presentation

October 14, 2016

Disclaimer

Forward-Looking Statements

This presentation dated October 14, 2016 includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.’s (dba Duluth Trading Company) (“Duluth Trading” or the “Company”) plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies and its long-term growth targets. You can identify forward-looking statements by the use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading’s current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading’s control. Duluth Trading’s expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under “Risk Factors” in Duluth Trading’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table “Reconciliation to Adjusted EBITDA,” for a reconciliation of net income to EBITDA and EBTIDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results.



ONE TOUGH
SON OF A...

FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





Duluth Trading Evolution



1989
Invents The Bucket Boss under the company name "Portable Products"
1990
Creates the first trades panel with a group of construction workers, dock hands, cycle riders, hippies and hard-as-nails yahoos
1991
Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior
1993
Mails first catalog
1996
Launches website
2000
GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading
2002
Introduces cure for Plumber's Butt – the Longtail T® Shirt
2003
Introduces heroically tough yet soft Fire Hose® workwear
2005
Introduces Women's Line
2008
Opens first store in Mount Horeb, WI
Introduces Buck Naked™ underwear
2010
Introduces Ballroom® Jeans
2011
Giant Angry Beaver sighted in TV ads nationwide
2012
Opens first outlet in Belleville, WI
Opens Port Washington, WI store
Introduces® DuluthFlex
2013
Introduces Armachillo® Shirt with Made In The Jade™ Fabric
Opens Bloomington, MN store
2014
Opens Ankeny, IA store
Opens Sioux Falls, SD store
Introduces Armachillo® underwear
2015
Introduces Dry on the Fly®
Opens Duluth, MN store
Opens Fridley, MN store
2016
Opens LaCrosse, WI and Omaha, NE stores
Opens Hoffman Estates, IL and Downers Grove, IL stores
Previous ownership
Under current ownership

October 14, 2016

Omnichannel Presence with Distribution Control

Direct Segment
82% of 2Q 2016 Net Sales; 24% YoY Growth

e-Commerce (83%)[(1)]



DULUTH TRADING
WHAT AVERAGE UNDERWEAR FEELS LIKE
GET BUCK NAKED
DULUTH WORKWEAR
GRIPPY LIKE A BIG BAD BOAR
$39.50
WILD BOAR MOCS
THE LONG & SHORT OF IT
SHOP SHORTS BY INSEAM

Catalog (17%)[(1)]



DULUTH TRADING CO
BAD MOON RISING
FIX IT
LONGTAIL T
UNWET
Catch a Deal!

Retail Segment
18% of 2Q 2016 Net Sales; 44% YoY Growth



13 retail stores[(2)]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

(1) Based on point of transaction.
(2) As of October 14, 2016. Includes two outlet stores.

Nationwide Customer Presence

U.S. Population



- ✓ Nationwide customer base aligned geographically with U.S. population
- ✓ Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2015 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

Source: Internal Company Research.

Build Brand Awareness to Continue Customer Acquisition



Overall Satisfaction(1)
91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia
L.L.Bean
LEVI'S
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies

36% of respondents were aware of the Duluth Trading brand but have never purchased our product



Aided Brand Awareness
67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
LEVI'S
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia
Cabela's
carhartt
Purchased
Aware but Never Purchased

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

Retail Stores: #1 Influencer in Purchase Decisions

Key Purchase Influencers

Everyday Casual Wear



Availability in retail stores 30
Catalogs mailed to me 13
TV ads 12
Online ads 11
Emails sent to me 10
Social media 6
Shopping blogs 4
Radio ads 2
Celebrities 4
Other 10
Increasing brick-and-mortar presence addresses the top influencer

- Approximately 80% - 85% of all apparel in the US is bought at brick-and-mortar [(1)]
- Our customers' purchasing decisions are heavily influenced by the availability of product in retail stores
- Increased retail presence brings Duluth to our potential customers wherever and however they want to shop and captures those that only shop offline

Source: IRI Clothing / Apparel Survey, July 2015.
(1) NPD.

Expanding Retail Footprint

Retail stores designed to bring our brand to life with engaging and entertaining elements

Distinctive Exteriors


DULUTH



Inviting and Engaging In-Store Environments


CROUCH
CLIMB
CONQUER
DULUTH
TRADING
CO
FIRE HOSE


7808

Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)
- La Crosse, WI (2016)
- Omaha, NE (2016)
- Hoffman Estates, IL (2016)
- Downers Grove, IL (2016)

DULUTH TRADING CO

Retail Stores Create Incremental Market Growth

Addition of retail has <u>tripled</u> the volume of total net sales in the Minneapolis-St. Paul area


BLOOMINGTON
MINNESOTA
OUR BIGGEST STORE YET – AND JUST 1 BLOCK OFF I-35W!
GET THE SCOOP
FRIDLEY
MINNESOTA
CONVENIENT NORTHSIDE TWIN CITIES LOCATION
GET THE SCOOP
Minneapolis-St. Paul Metro Area

2012: Strong market presence in Minneapolis-St. Paul in direct business

2013 / 2014: Opened stores in Bloomington (2013) and Fridley (2014)

2014: Total market (direct + retail) **<u>tripled in volume</u>** since opening our retail stores

DULUTH TRADING CO

Retail Expansion Growth Strategy

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
16
9
6
4
2013
2014
2015(1)
2016(1)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

(1) Includes two outlet stores.

Site Selection Overview

Use customer data from direct sales channel to identify new geographies and locations

- Select specific site based on:
  - Current customer recommendations
  - Access to freeway
  - High visibility
  - Ample parking
- Opportunity across urban and rural markets, including the ability to open multiple stores in local areas within major MSAs
- Flexibility in store format and size based on market needs and site availability
- Direct channel and current store sales data informs future merchandising decisions


57th Ave NE
57th Ave NE
57th Ave NE
Goodwill
U.S. Bank ATM
Holiday Stationstores
McDonald's
Cardtronics ATM
Wells Fargo ATM
Autos Online
The Home Depot
Main St NE
Cub Foods
Duluth Trading
Company Fridley Store



Retail Store Locations Informed By Extensive Data

Catalog/online data is supplemented with US Census and E-Site demographic and psychographic data for an informed decision.

Zip Code Comparison Spreadsheet

					Market/Location Information			Basic Zip Code Area Information				Zip code w/centerpoints 10 or 25 miles of the centerpoint of the TARGET ZIP CODE											Centerpoint Zip Code Data					
Site #	Site Name	ZIP Code	City	State	Market Area Population	Market Area Code	Market Area (City)	Zip County	Zip Population	12 Mth Custs	Lifetime Custs	10 Mile Population	10 Mile Core Custs	10 Mile 12 Month Custs	10 Mile Lifetime Custs	25 Mile Population	25 Mile Core Custs	25 Mile Lifetime Custs	50 Mile Population	50 Mile Core Custs	50 Mile 12 Month Custs	50 Mile Lifetime Custs	Households	Average Household Income	Median Age	Percent of Population White	Number of Businesses	Number of Employees
1	TBD	00000	New Location																									
2	TBD	00000	New Location																									
3	TBD	00000	New Location																									
4	TBD	00000	New Location																									
5	TBD	00000	New Location																									
6	TBD	00000	New Location																									
7	TBD	00000	New Location																									
8	TBD	00000	New Location																									

			Market/Location Information			Basic Zip Code Area Information				Zip code w/centerpoints 10 or 25 miles of the centerpoint of the TARGET ZIP CODE											Centerpoint Zip Code Data					
ZIP Code	City	State	Market Area Population	Market Area Code	Market Area (City)	Zip County	Zip Population	12 Mth Custs	Lifetime Custs	10 Mile Population	10 Mile Core Custs	10 Mile 12 Month Custs	10 Mile Lifetime Custs	25 Mile Population	25 Mile Core Custs	25 Mile Lifetime Custs	50 Mile Population	50 Mile Core Custs	50 Mile 12 Month Custs	50 Mile Lifetime Custs	Households	Average Household Income	Median Age	Percent of Population White	Number of Businesses	Number of Employees
50021	Ankeny	IA																								
55420	Bloomington	MN																								
60515	Downers Grove	IL																								
55802	Duluth	MN																								
55432	Fridley	MN																								
60192	Hoffman Estates	IL																								
54601	La Crosse	WI																								
53572	Mount Horeb	WI																								
68114	Omaha	NE																								
53074	Port Washington	WI																								
57104	Sioux Falls	SD																								

Flexible Store Strategy

Build to Suit


DULUTH TRADING

- Hoffman Estates, IL
- Independence, MO*
- Noblesville, IN*

Renovations


DULUTH TRADING

- Ankeny, IA
- Bloomington, MN
- Downers Grove, IL
- Fridley, MN
- King of Prussia, PA*
- Manassas, VA*
- Omaha, NE

Iconic Restorations


DULUTH TRADING
DOERFLINGERS

- Duluth, MN
- LaCrosse, WI
- Mt. Horeb, WI
- Port Washington, WI
- Sioux Falls, SD

* Future store location

Model for New Stores

- 7,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million to $2.6 million in capital expenditures and starting inventory to open a new store
- Plan to open seven stores in 2016 and accelerate the rate of new store openings over the coming years




DULUTH TRADING CO
RETOOLED

DULUTH TRADING CO

2017-2019 Retail Store Expansion Plan

Retail store expansion plan reflects strategy to phase openings in geographic clusters


2018
2019
2019
2018
2018
2017
2019
BURLINGTON
WARWICK
NOBLESVILLE
WEST CHESTER
United States

2017 Signed Leases

- Burlington, MA
- West Chester, OH
- Noblesville, IN
- Warwick, RI

Distribution Network

Ability to furnish stores from any distribution center supports retail expansion

- Distribution centers are located across the U.S. to minimize transit times
  - Own distribution center in Belleville, Wisconsin
  - Opened first 3PL facility in Sparks, Nevada in 2014
  - Opened second 3PL facility in Hebron, Kentucky in 2015
  - Orders are generally assigned to the distribution center closest to the customer's ship-to location
- The three distribution center model allows us to serve customers across the U.S. quickly and efficiently and support retail expansion



Open Distribution Centers
Packages Delivered in:
1 Day
2 Days
3 Days
4 Days

Long-Term Annual Financial Targets[1]

Net Sales Growth:	**20%**
Adjusted EBITDA Growth:	**25%**
Net Income Growth:	**25%**

Long-term target for retail store growth: 30-35% of total net sales

(1) There can be no assurance that management's projections will be achieved, and actual results may vary materially from what is indicated by the long-term annual financial targets.

DULUTH TRADING CO